UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014

Serena Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Gateway Drive San Mateo, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 8, 2014, the Compensation Committee of the Board of Directors of Serena Software, Inc. approved the award of a discretionary bonus to Robert I. Pender, Jr., its Senior Vice President, Finance and Chief Financial Officer, in the amount of $200,000. The bonus is payable as soon as reasonably practicable and is independent of other existing executive compensation plans and programs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward F. Malysz
Name: Edward F. Malysz
Title: Senior Vice President, General Counsel

Date: January 10, 2014